EXHIBIT 10.10

                                 PROMISSORY NOTE


$63,388.00

Las Vegas, Nevada, September 25, 2001, Can-Cal Resources promises to pay to the order of Ron Sloan $63,388.00 plus interest. Loan to be paid back in one year.

It is agreed that if this note is not paid when due or declared due hereunder, the entire principal and accrued interest thereon shall draw interest at the rate of 7 1/2% per annum, and that failure to make any payment of principal or interest when due or any default under any encumbrance or agreement securing this note shall cause the whole note to become due at once, or the interest to be counted as principal at the option of the holder of the note. The makers and endorsers hereof severally waive presentment for payment, protect, notice of non-payment and of protest, and agree to any extension of time of payment and partial payments before, at or after maturity, and if this note or interest thereon is not paid when due, or suit is brought agree to pay all reasonable costs of collection.

Due Date September 25, 2002



  /s/  Robin Schwarz           9/25/01         /s/  Ron Sloan           9/25/01
--------------------------------------       ----------------------------------
Can-Cal Resources                 Date       Ron Sloan                     Date
(Robin Schwarz)




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                                 PROMISSORY NOTE


$6,312.84

Las Vegas, Nevada, July 17, 2001, Can-Cal Resources promises to pay to the order of Brian Wolfe $6,312.84 plus interest. Loan to be paid back in one year.

It is agreed that if this note is not paid when due or declared due hereunder, the entire principal and accrued interest thereon shall draw interest at the rate of 7 1/2% per annum, and that failure to make any payment of principal or interest when due or any default under any encumbrance or agreement securing this note shall cause the whole note to become due at once, or the interest to be counted as principal at the option of the holder of the note. The makers and endorsers hereof severally waive presentment for payment, protect, notice of non-payment and of protest, and agree to any extension of time of payment and partial payments before, at or after maturity, and if this note or interest thereon is not paid when due, or suit is brought agree to pay all reasonable costs of collection.

Due Date July 17, 2002


   /s/  Ron Sloan             11/02/01          /s/   Brian Wolfe       11/02/01
--------------------------------------       -----------------------------------
Can-Cal Resources (Ron Sloan)  Date          Brian Wolfe                    Date



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                                 PROMISSORY NOTE


$21,600.00

Las Vegas, Nevada, September 25, 2001, Can-Cal Resources promises to pay to the order of Robin Schwarz $21,600.00 at the rate of 20.74% Interest. Loan to be paid back in one year. Can-Cal will make interest payments until that time.

It is agreed that if this note is not paid when due or declared due hereunder, the entire principal and accrued interest thereon shall draw interest at the rate of 7 1/2% per annum, and that failure to make any payment of principal or interest when due or any default under any encumbrance or agreement securing this note shall cause the whole note to become due at once, or the interest to be counted as principal at the option of the holder of the note. The makers and endorsers hereof severally waive presentment for payment, protect, notice of non-payment and of protest, and agree to any extension of time of payment and partial payments before, at or after maturity, and if this note or interest thereon is not paid when due, or suit is brought agree to pay all reasonable costs of collection.

Due Date September 25, 2002


   /s/  Ron Sloan              9/25/01         /s/  Robin Schwarz        9/25/01
--------------------------------------       -----------------------------------
Can-Cal Resources (Ron Sloan)     Date       Robin Schwarz                  Date



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